UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2018

Intermolecular, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35348	20-1616267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(408) 582-5700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Intermolecular, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 24, 2018 in Menlo Park, California, at which the company’s stockholders voted on the following four proposals each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2018.The results of the matters voted on by the Company’s stockholders are set forth below.

Proposal 1

To elect three (3) Class I Directors to the Company’s Board of Directors to hold office for a three-year term expiring at the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified or their earlier resignation or removal:

	Number of Votes
Name of Nominees	For	Withheld	Broker Non-Votes
Marvin D. Burkett	31,661,443	484,523	10,203,290
Christian F. Kramer	31,702,526	443,440	10,203,290
Jonathan B. Schultz	31,806,866	339,100	10,203,290

Each of the nominees nominated in proposal 1 was elected.

Proposal 2

To approve, on a non-binding, advisory basis, the following resolution relating to the compensation of the Company’s named executive officers:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative disclosure set forth in the Company’s proxy statement, is hereby APPROVED.”

Proposal 2 was approved on an advisory basis.

Number of Votes
For	Against	Abstain	Broker Non-Votes
31,700,700	115,164	330,102	10,203,290

Proposal 3

To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers:

Proposal 3 Stockholders approved holding future advisory votes on the compensation of our named executive officers every year.

Number of Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
31,187,202	5,100	349,356	604,308	10,203,290

Proposal 4

To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

Number of Votes
For	Against	Abstain
42,314,573	12,135	22,548

Proposal 4 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOLECULAR, INC.

Date: May 25, 2018	By:	/s/ Bill Roeschlein
Bill Roeschlein
Chief Financial Officer